UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NATIONAL FUEL GAS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
NATIONAL FUEL GAS COMPANY 2024 Annual Meeting Vote by March 7, 2024 11:59 PM ET. For shares held in an Employee Benefit Plan, vote by March 6, 2024 12:00 PM ET.

NATIONAL FUEL GAS COMPANY 6363 MAIN STREET WILLIAMSVILLE, NY 14221

V25900-P01080

You invested in NATIONAL FUEL GAS COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on March 8, 2024.

Get informed before you vote

View the Notice and Proxy Statement, 2023 Annual Report to Stockholders and fiscal 2023 financial statements online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:	For
01) David H. Anderson 05) Steven C. Finch 09) Thomas E. Skains
02) David P. Bauer 06) Joseph N. Jaggers 10) David F. Smith
03) Barbara M. Baumann 07) Rebecca Ranich 11) Ronald J. Tanski
04) David C. Carroll 08) Jeffrey W. Shaw
2.	Advisory approval of named executive officer compensation	For
3.	Approval of the amended and restated 2010 Equity Compensation Plan	For
4.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2024	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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